SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 1, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            WYOMING                    000-24262              91-1363905
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                           245 Park Avenue, 39th Floor
                               New York, NY 10167
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 672-1878
                            (ISSUER TELEPHONE NUMBER)


INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)     Previous Independent Auditors:

     (i) Effective December 1, 2005, Mark Bailey and Company, Ltd ("Bailey & Co.") resigned as independent auditor for the Company due to the fact that Bailey and Co. could no longer provide the level of service required for the Company. On February 8, 2005, the Company engaged Jewett Schwartz & Associates (Jewett) as its principal independent accountant. This decision to engage Jewett was ratified by the majority approval of the Board of Directors of the Company.

     (ii) Management of Great West Gold, Inc. is unaware of any disagreements with Bailey & Co. related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Bailey & Co.'s resignation on December1, 2004, there has been no disagreement between the Company and Bailey & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Bailey & Co. would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Bailey & Co.'s audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through December 1, 2004, there have been no disagreements with Bailey & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bailey & Co. would have caused them to make reference thereto in their report on the financial statements.

     (v) During the two most recent fiscal years and the interim period subsequent to December 1, 2004, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (vi) The Company requested that Bailey & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)     New Independent Accountants:

     (i) The Company engaged, Jewett Schwartz & Associates, Hollywood, Florida, as its new independent auditors as of February 8, 2005. Prior to such date, the Company, did not consult with Jewett Schwartz & Associates regarding (i) the application of accounting principles, (ii) the type of audit pinion that might be rendered by Jewett Schwartz & Associates or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                None

        (b)     Exhibits

NUMBER   EXHIBIT
------   ------------------------------------------------------
10.1     Letter from Mark Bailey and Company, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GREAT WEST GOLD, INC.

                                                   By: /s/  Richard Axtell
                                                     ---------------------------
                                                     Richard Axtell
                                                     President

February 8, 2005